Exhibit 10.2

BitGo Holdings, Inc.
Amended and Restated Stock Incentive Plan
Adopted by the Board on October 12, 2018
Approved by the Stockholders on October 12, 2018

SECTION 9.	ADJUSTMENT OF SHARES.	11

9.1	General	11
9.2	Dissolution or Liquidation	11
9.3	Mergers and Consolidations	11
9.4	Reservation of Rights	12

SECTION 10.	REPURCHASE RIGHTS.	12

10.1	Company’s Right To Repurchase Shares	12

SECTION 11.	WITHHOLDING AND OTHER TAXES.	12
11.1
	General	12
11.2	Share Withholding	12
11.3	Cashless Exercise/Pledge	12
11.4	Other Forms of Payment	12
11.5	Employer Fringe Benefit Taxes	13

SECTION 12.	SECURITIES LAW REQUIREMENTS.	13

12.1	General	13
12.2	Dividend Rights	13
SECTION 13. NO RETENTION RIGHTS.		13

SECTION 14. DURATION AND AMENDMENTS.		13
14.1	Term of the Plan	13
14.2	Right to Amend or Terminate the Plan	13
14.3	Effect of Amendment or Termination	13

SECTION 15. EXECUTION.		14

BITGO HOLDINGS, INC.
AMENDED AND RESTATED STOCK INCENTIVE PLAN
The Company assumed the BitGo, Inc. 2011 Stock Incentive Plan (the “Prior Plan”) in connection with a holding company reorganization effected under Section 251(g) of the General Corporation Law of the State of Delaware (the “Reorganization”), pursuant to which BitGo, Inc. became a wholly-owned subsidiary of the Company. In addition, all options granted under the Prior Plan (including under any prior version of the Prior Plan) that were outstanding as of immediately prior to the occurrence of the Reorganization (the “Prior Options”) were assumed by the Company and converted into an equivalent number of options to purchase the Class A common stock of the Company at the same per share exercise price as in effect immediately prior to such assumption and subject to the same terms and conditions as the Prior Options (other than being in respect of Class A common stock of the Company and by redefining “Company” to mean BitGo Holdings, Inc., which changes are formalized pursuant to this amendment and restatement).
The BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan as set forth herein (the “Plan”) amends and restates in its entirety the Prior Plan. For all purposes of the Plan, all Prior Options shall be treated as having been granted under the Plan.
1.    PURPOSE.
1.1.    The Plan was adopted by the Board of Directors effective October 12, 2018. The purpose of the Plan is to offer selected service providers the opportunity to acquire equity in the Company through awards of Options (which may constitute incentive stock options or nonstatutory stock options) and the award or sale of Shares.
1.2.    The award of Options and the award or sale of Shares under the Plan is intended to be exempt from the securities qualification requirements of the California Corporations Code by satisfying the exemption under section 25102(o) of the California Corporations Code. However, awards of Options and the award or sale of Shares may be made in reliance upon other state securities law exemptions. To the extent that such other exemptions are relied upon, the terms of this Plan which are included only to comply with section 25102(o) shall be disregarded to the extent provided in the Stock Option Agreement or Restricted Share Agreement. In addition, to the extent that section 25102(o) or the regulations promulgated thereunder are amended to delete any requirements set forth in such law or regulations, the terms of this Plan which are included only to comply with section 25102(o) or the regulations promulgated thereunder as in effect prior to any such amendment shall be disregarded to the extent permitted by applicable law.
2.    DEFINITIONS.
2.1.    “Board” shall mean the Board of Directors of the Company, as constituted from time to time.
2.2.    “Cause” shall mean, with respect to any Optionee or Purchaser, the occurrence of any one or more of the following: (i) commission of any crime involving fraud, dishonesty or moral turpitude; (ii) attempted commission of or participation in a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between such Optionee or Purchaser and the Company or any statutory duty owed by such Optionee or Purchaser to the Company; or (iv) conduct by such Optionee or Purchaser that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company.

2.3.    “Change in Control” shall mean the occurrence of any of the following events:
a.    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;
b.    The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation of the Company; or
c.    Any “person” (as defined below) who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.
For purposes of Section 2.3(c), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Notwithstanding the foregoing, the term “Change in Control” shall not include (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, (b) a transaction the sole purpose of which is to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, (c) a transaction the sole purpose of which is to make an initial public offering of the Company’s Stock or (d) any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board.
2.4.    “Code” shall mean the Internal Revenue Code of 1986, as amended.
2.5.    “Committee” shall mean the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.
2.6.    “Company” shall mean BitGo Holdings, Inc., a Delaware corporation.
2.7.    “Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent or Subsidiary.

2.8.    “Disability” shall mean a condition that renders an individual unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment.
2.9.    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary and who is an “employee” within the meaning of section 3401(c) of the Code and regulations issued thereunder.
2.10.    “Exchange Act” shall mean the U.S. Securities and Exchange Act of 1934, as amended.
2.11.     “Exercise Price” shall mean the amount for which one Share may be purchased upon the exercise of an Option, as specified in a Stock Option Agreement.
2.12.     “Fair Market Value” means, with respect to a Share, the market price of one Share of Stock, determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.
2.13.    “ISO” shall mean an incentive stock option described in section 422(b) of the Code.
2.14.    “NSO” shall mean a stock option that is not an ISO.
2.15.     “Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
2.16.    “Optionee” shall mean an individual or estate that holds an Option.
2.17.     “Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.
2.18.     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
2.19.    “Plan” shall mean the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan.
2.20.     “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option).
2.21.     “Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
2.22.     “Restricted Share Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.
2.23.    “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
2.24.     “Service” shall mean service as an Employee, a Consultant or an Outside Director, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of

Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. However, for purposes of determining whether an Option is entitled to ISO status, and to the extent required under the Code, an Employee’s employment will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract or such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.
2.25.    “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).
2.26.    “Stock” shall mean the Class A common stock of the Company.
2.27. “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
2.28.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
2.29.    “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership for purposes of this Section 2.29, the attribution rules of section 424(d) of the Code shall be applied.
3.    ADMINISTRATION.
3.1.    General Rule. The Plan shall be administered by the Board. However, the Board may delegate any or all administrative functions under the Plan otherwise exercisable by the Board to one or more Committees. Each Committee shall consist of at least one member of the Board who has been appointed by the Board. Each Committee shall have the authority and be responsible for such functions as the Board has assigned to it. If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function. To the extent permitted by applicable law, the Board may also authorize one or more officers of the Company to designate Employees, other than such authorized officer or officers, to receive awards and/or to determine the number of such awards to be received by such persons; provided, however, that the Board shall specify the total number of awards that such officer or officers may so award.
3.2.    Board Authority and Responsibility. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and any other actions of the Board with respect to the Plan shall be final and binding on all persons deriving rights under the Plan.
4.    ELIGIBILITY.
4.1.    General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of NSOs or the award or sale of Shares.

5.    STOCK SUBJECT TO PLAN.
5.1.    Share Limit. Subject to Sections 5.2 and 9, the aggregate number of Shares which may be issued under the Plan shall not exceed 14,378,518 Shares. The number of Shares which are subject to Options or other rights outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. All awards granted under the Prior Plan shall count against the share limit set forth in this Section 5.1.
5.2.    Additional Shares. In the event that any outstanding Option or other right expires or is canceled for any reason, the Shares allocable to the unexercised portion of such Option or other right shall remain available for issuance pursuant to the Plan. If a Share previously issued under the Plan is reacquired by the Company pursuant to a forfeiture provision, then such Share shall again become available for issuance under the Plan.
6.    RESTRICTED SHARES.
6.1.    Restricted Share Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Restricted Share Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.
6.2.    Duration of Offers and Nontransferability of Purchase Rights. Any right to acquire Shares (other than an Option) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the Company communicates the grant of such right to the Purchaser. Such right shall be nontransferable and shall be exercisable only by the Purchaser to whom the right was granted.
6.3.    Purchase Price. To the extent an award consists of newly issued Shares, the award recipient shall furnish consideration having a value not less than the par value of such Shares as determined by the Board. Subject to the foregoing in this Section 6.3, the Board shall determine the amount of the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 8.
6.4.    Repurchase Rights and Transfer Restrictions. Each award or sale of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section 10. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.
7.    STOCK OPTIONS.
7.1.    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Stock Option Agreement, which are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
7.2.    Number of Shares; Kind of Option. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is intended to be an ISO or an NSO.
7.3.    Exercise Price. Each Stock Option Agreement shall set forth the Exercise Price, which shall be payable in a form described in Section 8. Subject to the following requirements, the Exercise Price under any Option shall be determined by the Board in its sole discretion:
a.    Minimum Exercise Price for ISOs. The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an ISO granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.
b.    Minimum Exercise Price for NSOs. The Exercise Price per Share of an NSO shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant.
7.4.    Term. Each Stock Option Agreement shall specify the term of the Option. The term of an Option shall in no event exceed ten (10) years from the date of grant. The term of an ISO granted to a Ten-Percent Stockholder shall not exceed five (5) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.
7.5.    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Subject to the following restrictions, the Board in its sole discretion shall determine when all or any installment of an Option is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events:
a.    Options Granted to Outside Directors. The exercisability of an Option granted to an Optionee for service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.
b.    Early Exercise. A Stock Option Agreement may permit the Optionee to exercise the Option as to Shares that are subject to a right of repurchase by the Company in accordance with the requirements of Section 10.1.
7.6.    Repurchase Rights and Transfer Restrictions. Shares purchased on exercise of Options shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.
7.7.    Transferability of Options. During an Optionee’s lifetime, his or her Options shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by the Optionee to a revocable trust or to one or more family members or a trust established for the benefit of the Optionee and/or one or more family members to the extent permitted by section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.
7.8.    Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service. Each Stock Option Agreement shall provide the Optionee with the right to exercise the Option following the Optionee’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term). If the Optionee’s Service is terminated for cause, the Stock Option Agreement may provide that the Optionee’s right to exercise the Option terminates immediately on the effective date of the Optionee’s termination. To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option shall terminate when the Optionee’s Service terminates. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
7.9.    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of the Option. No adjustments shall be made, except as provided in Section 9.
7.10.     Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or increase the Optionee’s obligations under such Option.
8.    PAYMENT FOR SHARES.
8.1.    General. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash, cash equivalents or one of the other forms provided in this Section 8.
8.2.    Surrender of Stock. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part by surrendering (in good form for transfer), or attesting to ownership of, Shares which have already been owned by the Optionee; provided, however, that payment may not be made in such form if such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be valued at their Fair Market Value on the date of Option exercise.
8.3.    Services Rendered. As determined by the Board in its discretion, Shares may be awarded under the Plan in consideration of past or future services rendered to the Company, a Parent or Subsidiary.

8.4.    Promissory Notes. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part with a full-recourse promissory note executed by the Optionee or Purchaser. The interest rate payable under the promissory note shall not be less than the minimum rate required to avoid the imputation of income for U.S. federal income tax purposes. Shares shall be pledged as security for payment of the principal amount of the promissory note, and interest thereon; provided that if the Optionee or Purchaser is a Consultant, such note must be collateralized with such additional security to the extent required by applicable laws. Subject to the foregoing, the Board shall determine the term, interest rate and other provisions of the note.
8.5.    Exercise/Sale. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.
8.6.    Exercise/Pledge. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.
8.7.    Other Forms of Payment. To the extent permitted by the Board in its sole discretion, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
9.    ADJUSTMENT OF SHARES.
9.1.    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, or a similar occurrence, the Board shall make appropriate adjustments to the following: (i) the number of Shares available for future awards under Section 5; (ii) the number of Shares covered by each outstanding Option; (iii) the Exercise Price under each outstanding Option; and (iv) the price of Shares subject to the Company’s right of repurchase.
9.2.    Dissolution or Liquidation. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3.    Mergers and Consolidations. In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, outstanding Options shall be subject to the agreement of merger, consolidation or sale. Such agreement may provide for one or more of the following: (i) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation; (ii) the assumption of the Plan and outstanding Options by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; (iv) immediate exercisability of such outstanding Options followed by the cancellation of such Options; or (v) settlement of the intrinsic value of the outstanding Options (whether or not then exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Options or the underlying Shares) followed by the cancellation of such Options; in each case without the Optionee’s consent.
9.4.    Reservation of Rights. Except as provided in this Section 9, an Optionee or offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
10.    REPURCHASE RIGHTS.
10.1.     Company’s Right To Repurchase Shares. The Company shall have the right to repurchase Shares that have been acquired through an award or sale of Shares or exercise of an Option upon termination of the Purchaser’s or Optionee’s Service if provided in the applicable Restricted Share Agreement or Stock Option Agreement. The Board in its sole discretion shall determine when the right to repurchase shall lapse as to all or any portion of the Shares, and may, in its discretion, provide for accelerated vesting in the event of a Change in Control or other events; provided, however, that the right to repurchase shall lapse as to all of the Shares issued to an Outside Director for service as an Outside Director in the event of Change in Control.
11.    WITHHOLDING AND OTHER TAXES.
11.1.     General. An Optionee or Purchaser or his or her successor shall pay, or make arrangements satisfactory to the Board for the satisfaction of, any federal, state, local or foreign withholding tax obligations that may arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
11.2.     Share Withholding. The Board may permit an Optionee or Purchaser to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that would otherwise be issued to him or her upon exercise of an Option, or by surrendering all or a portion of any Shares that he or she previously acquired; provided, however, that in no event may an Optionee or Purchaser surrender Shares in excess of the legally required withholding amount based on the minimum statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority. All elections by Optionees or Purchasers to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable.
11.3.     Cashless Exercise/Pledge. The Board may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s or Purchaser’s withholding obligation by cashless exercise or pledge.
11.4.     Other Forms of Payment. The Board may permit such other means of tax withholding as it deems appropriate.

11.5.     Employer Fringe Benefit Taxes. To the extent permitted by applicable federal, state, local and foreign law, an Optionee or Purchaser shall be liable for any fringe benefit tax that may be payable by the Company and/or the Optionee’s or Purchaser’s employer in connection with any award granted to the Optionee or Purchaser under the Plan, which the Company and/or employer may collect by any reasonable method established by the Company and/or employer.
12.    SECURITIES LAW REQUIREMENTS.
12.1.     General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be listed.
12.2.     Dividend Rights. A Restricted Share Agreement may require that the holders of Shares invest any cash dividends received in additional Shares. Such additional Shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.
13.    NO RETENTION RIGHTS.
13.1.     No provision of the Plan, or any right or Option granted under the Plan, shall be construed to give any Optionee or Purchaser any right to become an Employee, to be treated as an Employee, or to continue in Service for any period of time, or restrict in any way the rights of the Company (or Parent or subsidiary to whom the Optionee or Purchaser provides Service), which rights are expressly reserved, to terminate the Service of such person at any time and for any reason, with or without cause, without thereby incurring any liability to him or her.
14.    DURATION AND AMENDMENTS.
14.1.     Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants, exercises or sales that have already occurred under the Plan shall be rescinded, and no additional grants, exercises or sales shall be made under the Plan after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Section 14.2 below.
14.2.     Right to Amend or Terminate the Plan. The Board may amend, suspend, or terminate the Plan at any time and for any reason. An amendment of the Plan shall not be subject to the approval of the Company’s stockholders unless it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9) or (ii) materially changes the class of persons who are eligible for the grant of Options or the award or sale of Shares.
14.3.     Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Option previously granted under the Plan without the holder’s consent.

15.    EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

BitGo Holdings, Inc.

By	/s/ Michael A. Belshe
Name: Michael A. Belshe
Title: Chief Executive Officer
Signature Page - A&R Stock Incentive Plan

AMENDMENT TO
AMENDED AND RESTATED STOCK INCENTIVE PLAN
OF
BITGO HOLDINGS, INC.
BitGo Holdings, Inc., a Delaware corporation (the “Company”), hereby amends its Amended and Restated Stock Incentive Plan (the “Plan”) as set forth below, which amendment shall be effective as the date set forth below, and shall apply to both currently outstanding and future awards under the Plan.
1.    Section 3.2 of the Plan shall be amended and restated in its entirety to read as follows:
“Board Authority and Responsibility. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:
(i)    selecting service providers of the Company who are to receive awards under the Plan;
(ii)    determining the type, number, vesting requirements, performance conditions (if any) and their degree of satisfaction, and other features and conditions of such awards and amending such awards;
(iii)    correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any award agreement;
(iv)    accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of awards at any time and under such terms and conditions as it deems appropriate;
(v)    repricing outstanding Options, without the approval of Company stockholders;
(vi)    interpreting the Plan and any award agreements;
(vii)    making all other decisions relating to the operation of the Plan; and
(viii)    granting awards to service providers of the Company who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from awards granted to Plan participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Board may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Board’s determinations under the Plan shall be final, conclusive and binding on all persons. The Board’s decisions and determinations need not be uniform and may be made selectively among Plan participants in the Board’s sole discretion. The Board’s decisions and determinations will be afforded the maximum deference provided by applicable law.”
2.    Section 7.3 of the Plan shall be amended and restated in its entirety to read as follows:
“Exercise Price. An Option’s Exercise Price shall be established by the Board and set forth in a Stock Option Agreement, which shall be payable in a form described in Section 8. Except with respect to (i) outstanding stock options being assumed, (ii) Options being granted in exchange for cancellation of options granted by another issuer, or (iii) an NSO granted with a per share Exercise Price that is less than the per Share Fair Market Value on the date of award and further provided that the Board expressly acknowledges in its granting resolutions its awareness that such Option may be subject to the requirements of Code Section 409A, the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for Ten-Percent Stockholders in the case of ISOs) of a Share on the date of award.”
3.    Section 7.8 of the Plan shall be amended and restated in its entirety to read as follows:
“Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service. Each Stock Option Agreement shall provide the Optionee with the right to exercise the Option following the Optionee’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term). If the Optionee’s Service is terminated for cause, the Stock Option Agreement may provide that the Optionee’s right to exercise the Option terminates immediately on the effective date of the Optionee’s termination. To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option shall terminate when the Optionee’s Service terminates, except as otherwise determined by the Board in its discretion. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.”
*  *  *  *  *

The Company has caused this Amendment to be executed effective as of the date set forth below.

BITGO HOLDINGS, INC.

Dated: December 3, 2018	By:	/s/ Michael Belshe
Michael Belshe
President and Chief Executive Officer

SECOND AMENDMENT
TO
BITGO HOLDINGS, INC.
AMENDED AND RESTATED STOCK INCENTIVE PLAN
THIS SECOND AMENDMENT TO BITGO HOLDINGS, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN (this “Amendment”) amends the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan, as amended to date (the “Plan”) and is made and adopted as of September 25, 2023, by the Board of Directors (the “Board”) of BitGo Holdings, Inc., a Delaware corporation (the “Company”) pursuant to Section 14.2 of the Plan. All terms used but not defined herein shall have the meaning set forth in the Plan.
RECITALS
WHEREAS, the Board may amend, suspend or terminate the Plan pursuant to Section 14.2 of the Plan, provided that no such action shall adversely affect any awards held by participants in the Plan, without such participant’s consent (the “Amendment Conditions”); and
WHEREAS, this Amendment satisfies the Amendment Conditions.
AGREEMENT
NOW, THEREFORE, the Board hereby amends the Plan as follows:
1.    General. For the purposes of the Plan, general references to (i) awards of Options and the award and sale of Restricted Shares thereunder, (ii) the Stock Option Agreements and Restricted Share Agreements pursuant to which such awards are granted, and (iii) the Optionees, Purchasers and offerees to which such awards are granted, shall be deemed to also refer to RSUs and RSU Agreements, respectively, as such terms are defined in Section 2 of this Amendment. In furtherance of the foregoing, general references to Optionees, offerees and Purchasers shall also be deemed to refer to recipients of RSUs pursuant to the Plan.
2.    Definitions. Section 2 of the Plan is amended to include the definitions of the following terms:
“Restricted Stock Unit” or “RSU” means the right, granted pursuant to Section 6 of the Plan to receive a Share or, in the case of an award denominated in cash, to receive the amount of cash per Share determined by the Board in connection with such award.
“RSU Agreement” means any written agreement, contract or other instrument or document evidencing an award of RSUs.
3.    Restricted Shares and Restricted Stock Units. Section 6 of the Plan is amended in its entirety to read as follows:
“6. RESTRICTED SHARES AND RESTRICTED STOCK UNITS.

6.1    General. The Board shall determine the service providers to whom, and the time or times at which, grants of Restricted Shares or RSUs shall be made, the number of Shares to be awarded, the purchase price (if any), the period of time prior to which Restricted Shares or RSUs become vested and free of restrictions on transfer (the “Restricted Period”) and all other conditions of Restricted Shares and RSUs. Restricted Shares and RSUs shall be subject to the terms and conditions set forth in the Plan, including but not limited to this Section 6, and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable, as set forth in the applicable Restricted Share Agreement or RSU Agreement. The provisions of the various Restricted Share Agreements and RSU Agreements entered into under the Plan, respectively, need not be identical.
6.2    Restrictions and Conditions. The Restricted Shares and RSUs shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Board at the time of grant or thereafter:
a.    The Board may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors as the Board may determine.
b.    Except as provided in the applicable Restricted Share Agreement or RSU Agreement, the participant shall generally have the rights of a stockholder of the Company with respect to the Restricted Shares during the Restricted Period, including, where applicable, the right to vote such shares (to the extent the Shares have the right to vote on any matter) and to receive any dividends; provided, that, the Company may require the participant to execute a voting agreement and irrevocable proxy in a form determined by the Company as a condition to the grant of any Restricted Shares under the Plan. The participant shall generally not have the rights of a stockholder with respect to Shares subject to RSUs during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by RSUs may, to the extent set forth in an RSU Agreement, be provided to the participant.
6.3    Termination of Employment or Service. The rights of participants granted Restricted Shares or RSUs upon termination of employment or service with the Company and all affiliates thereof for any reason during the Restricted Period shall be set forth in the Restricted Share Agreement or RSU Agreement.
4.    Mergers and Consolidations. Section 9.3 of the Plan is amended in its entirety to read as follows:
“9.3    Mergers and Consolidations. In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, outstanding Options, Restricted Shares and RSUs shall be subject to the agreement of merger, consolidation or sale. Such agreement may provide for one or more of the following: (i) the continuation of the outstanding Options, Restricted Shares or RSUs by the Company, if the Company is a surviving corporation; (ii) the assumption of the Plan and outstanding Options, Restricted Shares or RSUs by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of equity awards with substantially the same terms for such outstanding Options, Restricted Shares or RSUs; or (iv) immediate vesting or exercisability of such outstanding Options, Restricted Shares or RSUs. Without limiting the generality of the foregoing, in connection with such merger, consolidation or transaction, the Board may provide, in its sole discretion, for the cancellation of any outstanding Option, Restricted Shares or RSUs in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such award, reduced by the aggregate exercise price thereof, if any; provided, however, that (i) if the exercise price of any outstanding award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such award, the Board may cancel such award without the payment of any consideration to the participant and (ii) if any portion of an award is not then vested, the Board may cancel such unvested portion of such award without the payment of any consideration to the participant with respect to the unvested portion of such award.
5.    Miscellaneous.
(a)    Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, ach reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.
(b)    Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.
(c)    Governing Law. This Amendment shall be governed in accordance with the laws of Delaware.
*          *         *

BITGO HOLDINGS, INC.
RESTRICTED STOCK UNIT AWARD GRANT NOTICE
(Amended and Restated Stock Incentive Plan)
As a key leader in our business, you are in a position to have significant influence on the performance and success of BitGo Holdings, Inc. (the “Company”). I am pleased to inform you that, in recognition of the role you play in our collective success, you have been granted a Restricted Stock Unit Award. This award is subject to the terms and conditions of the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan (the “Plan”), this Grant Notice, and the following Restricted Stock Unit Agreement that is attached to this Restricted Stock Unit Award Grant Notice as Exhibit A hereto and incorporated herein by reference. The details of this award are indicated below. Capitalized terms used but not defined herein shall have the meanings provided in the Plan.

Grantee:	[___]

Date of Grant:	[___], 2024

Number of Restricted Stock Units:	[___]

Vesting Commencement Date:	[_______]

Vesting:
This award shall vest with respect to twenty-five percent (25%) of the Restricted Stock Units subject to this award on the first (1st) anniversary of the Vesting Commencement Date (such date, the “Initial Vesting Date”).
The remaining seventy-five percent (75%) of the Restricted Stock Units subject to this award shall vest ratably on a monthly basis on the last day of each of the thirty-six (36) calendar months following the month in which the Vesting Commencement Date occurs (each, a “Vesting Date”), with any fractional shares being rounded down to the nearest whole share.

Delivery Dates:
The Shares subject to any vested Restricted Stock Units shall be delivered upon the later of (i) the applicable Vesting Date; or (ii) the occurrence of (A) a Change in Control, or (B) a firm commitment underwritten public offering of the Stock of the Company by the Company (or its Affiliate) with aggregate gross proceeds to the Company (and its Affiliates) of at least $50,000,000, pursuant to a registration statement under the Securities Act (an “IPO”), in each case, which occurs prior to the seventh (7th) anniversary of the Date of Grant (the “Delivery Date”).
Notwithstanding anything herein to the contrary, in the event that neither a Change in Control nor an IPO occurs prior to the seventh (7th) anniversary of the Vesting Commencement Date (the “Expiration Date”), the Restricted Stock Units granted hereunder, whether vested or unvested, shall be forfeited in their entirety on the Expiration Date.

BITGO HOLDINGS, INC.

By:
Name:
Title:
Acknowledged and Agreed as of ___ day of ___, 202___.

GRANTEE:

By:

Printed Name:

EXHIBIT A
RESTRICTED STOCK UNIT AWARD AGREEMENT
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (together with the Restricted Stock Unit Award Grant Notice to which it is attached (the “Grant Notice”), this “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between the Company and the individual (the “Grantee”) set forth on the Grant Notice.
WHEREAS, pursuant to the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan, as amended (the “Plan”), the Board has determined that it is to the advantage and best interest of the Company to grant to the Grantee this award of restricted stock units (the “Restricted Stock Units”) as set forth in the Grant Notice and subject to the terms and provisions of the Plan, which is incorporated herein by reference, and this Agreement (the “Award”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Grantee and the Company hereby agree as follows:
1.    Acceptance of Agreement. Grantee has reviewed all of the provisions of the Plan, the Grant Notice and this Restricted Stock Unit Award Agreement. By accepting this Award, Grantee agrees that this Award is granted under and governed by the terms and conditions of the Plan, the Grant Notice and this Restricted Stock Unit Award Agreement, and the applicable provisions contained in a written employment agreement (if any) between the Company or an affiliate and the Grantee. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board on questions relating to the Plan, the Grant Notice, this Agreement and, solely in so far as they relate to this Award, the applicable provisions contained in a written employment agreement (if any) between the Company or an affiliate and the Grantee. If Grantee signs this Agreement and Grant Notice electronically, Grantee’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by hand.
2.    Grant of Award. The Restricted Stock Units granted hereunder pursuant to the Plan shall be subject to the terms and provisions of the Plan, and all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan. For purposes of this Agreement, “Termination” shall mean the termination of the employment or provision of services of the Grantee with the Company and all affiliates thereof (including because of the Grantee’s employer or the entity by which Grantee is otherwise engaged as a service provider ceasing to be an affiliate of the Company); and “Termination Date” shall mean the date of the Termination. For purposes of this Agreement, Termination will not occur when Grantee goes on a military leave, a sick leave or another bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable laws. Notwithstanding the foregoing, an approved leave of absence for six months or less, which does not in fact exceed six months, will not result in Termination for purposes of this Agreement. However, Termination will occur when approved leave described in this Section 2 ends, unless Grantee immediately returns to active work.
3.    Vesting.
3.1    Subject to the provisions of the Plan and Section 3.2 of this Agreement, and except as otherwise provided in a written employment agreement between the Company or an affiliate and the Grantee (if any), the Restricted Stock Units shall vest in installments as described in the Grant Notice, subject to the Grantee not experiencing a Termination prior to each applicable Vesting Date.

3.2    If the Grantee experiences a Termination for any reason prior to an applicable Vesting Date, as of the Termination Date, the Grantee shall forfeit any unvested Restricted Stock Units.
4.    Transfer and Transfer Restrictions; Settlement of Restricted Stock Units.
4.1    The Restricted Stock Units issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated (each, a “Transfer”). In addition, Grantee shall not sell any Shares received with respect to Restricted Stock Units (even following settlement of Restricted Stock Units) except with the prior written consent of the Company, which the Company may grant or withhold, in its discretion. In the event the Grantee wishes to Transfer the Shares received with respect to the Restricted Stock Units, the Grantee shall notify the Company in writing, setting forth in such notice the proposed Transferee and the terms upon which such Transfer is proposed to be effected, including the price per Share. Following receipt of such notice, the Company shall determine, in its discretion, whether to approve or reject the proposed Transfer. Any failure of the Company to approve such proposed Transfer affirmatively within sixty (60) days following delivery to the Company of notice of the proposed Transfer shall be deemed to constitute the Company’s rejection of such proposed Transfer. Without limiting the foregoing restrictions on Transfer, the Grantee agrees and acknowledges that the Restricted Stock Units issued under this Agreement, and any shares of Stock issued upon settlement hereof shall be subject to the restrictions on Transfer (i) set forth herein, (ii) set forth in the Plan, (iii) set forth in the Company’s certificate of incorporation and the Company’s bylaws, each as may be in effect from time to time, (iv) under applicable securities laws, and (v) under any other instrument or agreement (including any applicable stockholder agreement) with the Company or its affiliates to which the Grantee is a party or is otherwise bound, including, without limitation, the lock-up covenant set forth in Section 4.3 below, the right of first refusal set forth in the Company’s bylaws and, if applicable, the rights of refusal and co-sale set forth in the that certain Sixth Amended and Restated Right of First Refusal and Co-sale Agreement, dated as of July 17, 2023, by and among the Company and the security holders of the Company party thereto, as the same may be amended and/or restated and in effect from time to time.
4.2    To the extent the Delivery Date is not a Change in Control, the applicable portion of this Award (to the extent vested) shall be settled by the Company by the issuance and delivery of cash and (if so determined by the Board, in its sole discretion) Shares, which in the aggregate have a Fair Market Value equal to the Fair Market Value of the number of Shares deliverable with respect to such Restricted Stock Units on such Delivery Date (the “Delivery Amount”), within seventy-three (73) days of such Delivery Date; provided, however, that at least fifty percent (50%) of such Delivery Amount shall be paid in cash. Any issuance of Shares shall be made only in whole Shares, and any fractional Shares shall be distributed in an equivalent cash amount. To the extent the Delivery Date is a Change in Control, with respect to each Restricted Stock Unit, Grantee shall be entitled to the same amount of consideration as payable with respect to each Share and payment(s) with respect to the Restricted Stock Units will be made in the same manner, form (i.e., in the same combination of cash, equity, debt or other property) and proportion of consideration as, and subject to the same conditions generally applicable to (including transfer restrictions (e.g., lock ups, in case of publicly traded securities)), and within thirty (30) days following, any payments actually made to the holders of outstanding Shares in connection with such Change in Control; provided, that, in the sole discretion of the Board, in lieu of all or a portion of any payment payable in property, Grantee may instead be paid in cash in an amount equal to the Fair Market Value of such property; provided, further, that any portion of any payment made hereunder will be processed through payroll and paid to Grantee in accordance with applicable payroll practices. Without in any way limiting the foregoing, any payment with respect to the Restricted Stock Units made in connection with a Change in Control or otherwise that is subject to any deferral, escrow or holdback will be considered paid as and when paid or released from such escrow or holdback. For example, if a portion of the consideration payable to holders of outstanding Shares is placed in escrow or otherwise held back, then a corresponding portion of the payment with respect to the Restricted Stock Units will similarly be held back and released only as and when escrow or holdback amounts are released to holders of outstanding Shares, at which point, the portion of the payment will be considered paid. Notwithstanding anything contained herein to the contrary, if a payment is made in connection with a Change in Control, no portion of the payment with respect to the Restricted Stock Units shall be payable after the fifth (5th) anniversary of the closing date of such Change in Control; provided, that, if necessary to avoid a tax under Section 409A of the Code, prior to such fifth (5th) anniversary, the parties shall reasonably agree on the estimated payment amount and the Company shall pay such amount to Grantee.
4.3    Grantee hereby agrees that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the IPO, Grantee shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to this Award or any other Stock or securities in the Company without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Grantee hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to any proposed Transfer of this Award or any Stock or other securities in the Company until the end of the applicable stand-off period.
4.4    All certificates representing the Shares issued received with respect to the Restricted Stock Units shall, where applicable, have endorsed thereon the following legends:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF

COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.
5.    Waiver of Information Rights. Grantee hereby irrevocably acknowledges and agrees that, except for such information as required to be delivered to Grantee by the Company pursuant to any other agreement by and between the Company and Grantee, Grantee shall have no right to receive any information from the Company by virtue of Grantee’s receipt or holding of the Restricted Stock Units issued under this Agreement or any of the Shares issuable or received with respect to the Restricted Stock Units, or as a result of Grantee being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, Grantee hereby waives Grantee’s inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”). Grantee hereby irrevocably covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.
6.    General.
6.1    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.
6.2    Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Grantee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Award and the parties hereto shall act in all matters as if the Grantee was the sole owner of this Award. This appointment is coupled with an interest and is irrevocable.
6.3    No Employment Rights. Nothing contained herein shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ the Grantee or contract for the Grantee’s services, to restrict the Company’s or such subsidiary’s right to discharge the Grantee or cease contracting for the Grantee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between the Grantee and the Company or any affiliate.
6.4    Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to or in exchange for Shares underlying Restricted Stock Units as a stock dividend, stock split, reclassification, recapitalization or similar transaction in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Shares underlying Restricted Stock Units on or with respect to which such other capital stock was distributed, and references to “Company” in respect of such distributed stock shall be deemed to refer to the company to which such distributed stock relates.
6.5    No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
6.6    Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
6.7    No Assignment. Except as otherwise provided in this Agreement, the Grantee may not assign any of his or her rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement so long as such assignee agrees to perform all of the Company’s obligations hereunder.
6.8    Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
6.9    Equitable Relief. The Grantee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Grantee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
6.10    Jurisdiction. Any suit, action or proceeding with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware, and the Company and the Grantee hereby submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Grantee and the Company hereby irrevocably waive (i) any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware and (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.
6.11    Taxes. By agreeing to this Agreement, the Grantee represents that he or she has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Company shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from the Shares or cash issuable hereunder or from other compensation payable to the Grantee the minimum amount of any sums required by federal, state or local tax law to be withheld (or other such sums that that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity) with respect to the Restricted Stock Unit Award.

6.12    Section 409A Compliance. The intent of the parties is that payments and benefits under this Agreement comply with Section 409A of Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Grantee shall not be considered to have separated from service with the Company for purposes of this Agreement and no payment shall be due to the Grantee under this Agreement on account of a separation from service until the Grantee would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments described in this Agreement that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in this Agreement, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under this Agreement or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). The Company makes no representation that any or all of the payments described in this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. If it is determined that the terms of this Agreement have been structured in a manner that would result in adverse tax treatment under Section 409A of the Code, the parties agree to cooperate in taking all reasonable measures to restructure the arrangement to minimize or avoid such adverse tax treatment without materially impairing Grantee’s economic rights. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
6.13    Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
6.14    Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
6.15    Electronic Delivery and Disclosure. The Company may, in its sole discretion, decide to deliver or disclose, as applicable, any documents related to this Award granted under the Plan, future awards that may be granted under the Plan, the prospectus related to the Plan, the Company’s annual reports or proxy statements by electronic means or to request Grantee’s consent to participate in the Plan by electronic means, including, but not limited to, the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor system (“EDGAR”). Grantee hereby consents to receive such documents delivered electronically or to retrieve such documents furnished electronically (including on EDGAR), as applicable, and agrees to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company.
6.16    Data Privacy. Grantee agrees that all of Grantee’s information that is described or referenced in this Agreement and the Plan may be used by the Company, its affiliates and the designated broker and its affiliates to administer and manage Grantee’s participation in the Plan.

6.17    Acknowledgments of Grantee. Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, fully understands all provisions of the Plan and this Agreement and, by accepting the Grant Notice, acknowledges and agrees to all of the provisions of the Plan and this Agreement.
6.18    Complete Agreement. The Grant Notice, this Agreement, the Plan and applicable provisions (if any) contained in a written employment agreement between the Company or an Affiliate and the Grantee constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.
6.19    Waiver of Jury Trial. TO THE EXTENT EITHER PARTY INITIATES LITIGATION INVOLVING THIS AGREEMENT OR ANY ASPECT OF THE RELATIONSHIP BETWEEN US (EVEN IF OTHER PARTIES OR OTHER CLAIMS ARE INCLUDED IN SUCH LITIGATION), ALL OF THE PARTIES WAIVE THEIR RIGHT TO A TRIAL BY JURY. THIS WAIVER WILL APPLY TO ALL CAUSES OF ACTION THAT ARE OR MIGHT BE INCLUDED IN SUCH ACTION, INCLUDING CLAIMS RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT, ALLEGATIONS OF STATE OR FEDERAL STATUTORY VIOLATIONS, FRAUD, MISREPRESENTATION, OR SIMILAR CAUSES OF ACTION, AND IN CONNECTION WITH ANY LEGAL ACTION INITIATED FOR THE RECOVERY OF DAMAGES BETWEEN OR AMONG US OR BETWEEN OR AMONG ANY OF OUR OWNERS, AFFILIATES, OFFICERS, EMPLOYEES OR AGENTS.
6.20    Waiver. The Grantee acknowledges that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee.
6.21    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
6.22    Amendments and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended, altered or terminated at any time or from time to time by the Board, but no amendment, alteration or termination shall be made that would materially impair the rights of a Grantee under this Restricted Stock Unit Award Agreement without such Grantee’s consent.

BITGO HOLDINGS, INC.
RESTRICTED STOCK UNIT AWARD GRANT NOTICE
(Amended and Restated Stock Incentive Plan)
As a key leader in our business, you are in a position to have significant influence on the performance and success of BitGo Holdings, Inc. (the “Company”). I am pleased to inform you that, in recognition of the role you play in our collective success, you have been granted a Restricted Stock Unit Award. This award is subject to the terms and conditions of the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan (the “Plan”), this Grant Notice, and the following Restricted Stock Unit Agreement that is attached to this Restricted Stock Unit Award Grant Notice as Exhibit A hereto and incorporated herein by reference. The details of this award are indicated below. Capitalized terms used but not defined herein shall have the meanings provided in the Plan.

Grantee:	[___]

Date of Grant:	[___], 202__

Number of Restricted Stock Units:	[___]

Vesting Commencement Date:	[_______]

Vesting:
This award shall vest with respect to twenty-five percent (25%) of the Restricted Stock Units subject to this award on the first (1st) anniversary of the Vesting Commencement Date (such date, the “Initial Vesting Date”).
The remaining seventy-five percent (75%) of the Restricted Stock Units subject to this award shall vest ratably on a monthly basis on the last day of each of the thirty-six (36) calendar months following the month in which the Vesting Commencement Date occurs (each, a “Vesting Date”), with any fractional shares being rounded down to the nearest whole share.

Delivery Dates:
The Shares subject to any vested Restricted Stock Units shall be delivered upon the later of (i) the applicable Vesting Date; or (ii) the occurrence of (A) a Change in Control, or (B) a firm commitment underwritten public offering of the Stock of the Company by the Company (or its Affiliate) with aggregate gross proceeds to the Company (and its Affiliates) of at least $50,000,000, pursuant to a registration statement under the Securities Act (an “IPO”), in each case, which occurs prior to the seventh (7th) anniversary of the Vesting Commencement Date (the “Delivery Date”).
Notwithstanding anything herein to the contrary, in the event that neither a Change in Control nor an IPO occurs prior to the seventh (7th) anniversary of the Vesting Commencement Date (the “Expiration Date”), the Restricted Stock Units granted hereunder, whether vested or unvested, shall be forfeited in their entirety on the Expiration Date.

BITGO HOLDINGS, INC.

By:
Name:
Title:
Acknowledged and Agreed as of ___ day of ___, 202___.

GRANTEE:

By:

Printed Name:

EXHIBIT A
RESTRICTED STOCK UNIT AWARD AGREEMENT
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (together with the Restricted Stock Unit Award Grant Notice to which it is attached (the “Grant Notice”), this “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between the Company and the individual (the “Grantee”) set forth on the Grant Notice.
WHEREAS, pursuant to the BitGo Holdings, Inc. Amended and Restated Stock Incentive Plan, as amended (the “Plan”), the Board has determined that it is to the advantage and best interest of the Company to grant to the Grantee this award of restricted stock units (the “Restricted Stock Units”) as set forth in the Grant Notice and subject to the terms and provisions of the Plan, which is incorporated herein by reference, and this Agreement (the “Award”).
NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Grantee and the Company hereby agree as follows:
1.    Acceptance of Agreement. Grantee has reviewed all of the provisions of the Plan, the Grant Notice and this Restricted Stock Unit Award Agreement. By accepting this Award, Grantee agrees that this Award is granted under and governed by the terms and conditions of the Plan, the Grant Notice and this Restricted Stock Unit Award Agreement, and the applicable provisions contained in a written employment agreement (if any) between the Company or an affiliate and the Grantee. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board on questions relating to the Plan, the Grant Notice, this Agreement and, solely in so far as they relate to this Award, the applicable provisions contained in a written employment agreement (if any) between the Company or an affiliate and the Grantee. If Grantee signs this Agreement and Grant Notice electronically, Grantee’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by hand.
2.    Grant of Award. The Restricted Stock Units granted hereunder pursuant to the Plan shall be subject to the terms and provisions of the Plan, and all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan. For purposes of this Agreement, “Termination” shall mean the termination of the employment or provision of services of the Grantee with the Company and all affiliates thereof (including because of the Grantee’s employer or the entity by which Grantee is otherwise engaged as a service provider ceasing to be an affiliate of the Company); and “Termination Date” shall mean the date of the Termination. For purposes of this Agreement, Termination will not occur when Grantee goes on a military leave, a sick leave or another bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable laws. Notwithstanding the foregoing, an approved leave of absence for six months or less, which does not in fact exceed six months, will not result in Termination for purposes of this Agreement. However, Termination will occur when approved leave described in this Section 2 ends, unless Grantee immediately returns to active work.
3.    Vesting.
3.1    Subject to the provisions of the Plan and Section 3.2 of this Agreement, and except as otherwise provided in a written employment agreement between the Company or an affiliate and the Grantee (if any), the Restricted Stock Units shall vest in installments as described in the Grant Notice, subject to the Grantee not experiencing a Termination prior to each applicable Vesting Date.

3.2    If the Grantee experiences a Termination for any reason prior to an applicable Vesting Date, as of the Termination Date, the Grantee shall forfeit any unvested Restricted Stock Units.
4.    Transfer and Transfer Restrictions; Settlement of Restricted Stock Units.
4.1    The Restricted Stock Units issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated (each, a “Transfer”). In addition, Grantee shall not sell any Shares received with respect to Restricted Stock Units (even following settlement of Restricted Stock Units) except with the prior written consent of the Company, which the Company may grant or withhold in its discretion. In the event the Grantee wishes to Transfer the Shares received with respect to the Restricted Stock Units, the Grantee shall notify the Company in writing, setting forth in such notice the proposed Transferee and the terms upon which such Transfer is proposed to be effected, including the price per Share. Following receipt of such notice, the Company shall determine, in its discretion, whether to approve or reject the proposed Transfer. Any failure of the Company to approve such proposed Transfer affirmatively within sixty (60) days following delivery to the Company of notice of the proposed Transfer shall be deemed to constitute the Company’s rejection of such proposed Transfer. Without limiting the foregoing restrictions on Transfer, the Grantee agrees and acknowledges that the Restricted Stock Units issued under this Agreement, and any shares of Stock issued upon settlement hereof shall be subject to the restrictions on Transfer (i) set forth herein, (ii) set forth in the Plan, (iii) set forth in the Company’s certificate of incorporation and the Company’s bylaws, each as may be in effect from time to time, (iv) under applicable securities laws, and (v) under any other instrument or agreement (including any applicable stockholder agreement) with the Company or its affiliates to which the Grantee is a party or is otherwise bound, including, without limitation, the lock-up covenant set forth in Section 4.3 below, the right of first refusal set forth in the Company’s bylaws and, if applicable, the rights of refusal and co-sale set forth in the that certain Sixth Amended and Restated Right of First Refusal and Co-sale Agreement, dated as of July 17, 2023, by and among the Company and the security holders of the Company party thereto, as the same may be amended and/or restated and in effect from time to time. In furtherance of the foregoing, Grantee acknowledges and agrees that the Restricted Stock Units issued hereunder and any Shares issued with respect thereto will be subject to resale restrictions under U.S. securities laws. Some of these restrictions are set forth on Annex A attached hereto.
4.2    To the extent the Delivery Date is not a Change in Control, the applicable portion of this Award (to the extent vested) shall be settled by the Company by the issuance and delivery of cash and (if so determined by the Board, in its sole discretion) Shares, which in the aggregate have a Fair Market Value equal to the Fair Market Value of the number of Shares deliverable with respect to such Restricted Stock Units on such Delivery Date (the “Delivery Amount”), within seventy-three (73) days of such Delivery Date; provided, however, that at least fifty percent (50%) of such Delivery Amount shall be paid in cash. Any issuance of Shares shall be made only in whole Shares, and any fractional Shares shall be distributed in an equivalent cash amount. To the extent the Delivery Date is a Change in Control, with respect to each Restricted Stock Unit, Grantee shall be entitled to the same amount of consideration as payable with respect to each Share and payment(s) with respect to the Restricted Stock Units will be made in the same manner, form (i.e., in the same combination of cash, equity, debt or other property) and proportion of consideration as, and subject to the same conditions generally applicable to (including transfer restrictions (e.g., lock ups, in case of publicly traded securities)), and within thirty (30) days following, any payments actually made to the holders of outstanding Shares in connection with such Change in Control; provided, that, in the sole discretion of the Board, in lieu of all or a portion of any payment payable in property, Grantee may instead be paid in cash in an amount equal to the Fair Market Value of such property; provided, further, that any portion of any payment made hereunder will be processed through payroll and paid to Grantee in accordance with applicable payroll practices. Without in any way limiting the foregoing, any payment with respect to the Restricted Stock Units made in connection with a Change in Control or otherwise that is subject to any deferral, escrow or holdback will be considered paid as and when paid or released from such escrow or holdback. For example, if a portion of the consideration payable to holders of outstanding Shares is placed in escrow or otherwise held back, then a corresponding portion of the payment with respect to the Restricted Stock Units will similarly be held back and released only as and when escrow or holdback amounts are released to holders of outstanding Shares, at which point, the portion of the payment will be considered paid.
4.3    Grantee hereby agrees that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the IPO, Grantee shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to this Award or any other Stock or securities in the Company without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Grantee hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to any proposed Transfer of this Award or any Stock or other securities in the Company until the end of the applicable stand-off period.
5.    Waiver of Information Rights. Grantee hereby irrevocably acknowledges and agrees that, except for such information as required to be delivered to Grantee by the Company pursuant to any other agreement by and between the Company and Grantee, Grantee shall have no right to receive any information from the Company by virtue of Grantee’s receipt or holding of the Restricted Stock Units issued under this Agreement or any of the Shares issuable or received with respect to the Restricted Stock Units, or as a result of Grantee being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, Grantee hereby waives Grantee’s inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”). Grantee hereby irrevocably covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

6.    General.
6.1    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.
6.2    Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Grantee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Award and the parties hereto shall act in all matters as if the Grantee was the sole owner of this Award. This appointment is coupled with an interest and is irrevocable.
6.3    No Employment Rights. Nothing contained herein shall be construed as an agreement by the Company or any of its subsidiaries, express or implied, to employ the Grantee or contract for the Grantee’s services, to restrict the Company’s or such subsidiary’s right to discharge the Grantee or cease contracting for the Grantee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between the Grantee and the Company or any affiliate.
6.4    Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to or in exchange for Shares underlying Restricted Stock Units as a stock dividend, stock split, reclassification, recapitalization or similar transaction in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Shares underlying Restricted Stock Units on or with respect to which such other capital stock was distributed, and references to “Company” in respect of such distributed stock shall be deemed to refer to the company to which such distributed stock relates.
6.5    No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
6.6    Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
6.7    No Assignment. Except as otherwise provided in this Agreement, the Grantee may not assign any of his or her rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement so long as such assignee agrees to perform all of the Company’s obligations hereunder.
6.8    Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
6.9    Equitable Relief. The Grantee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Grantee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.

6.10    Jurisdiction. Any suit, action or proceeding with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware, and the Company and the Grantee hereby submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Grantee and the Company hereby irrevocably waive (i) any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware and (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.
6.11    Taxes. By agreeing to this Agreement, the Grantee represents that he or she has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Company shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from the Shares or cash issuable hereunder or from other compensation payable to the Grantee the minimum amount of any sums required by federal, state or local tax law to be withheld (or other such sums that that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity) with respect to the Restricted Stock Unit Award.
6.12    Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
6.13    Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
6.14    Electronic Delivery and Disclosure. The Company may, in its sole discretion, decide to deliver or disclose, as applicable, any documents related to this Award granted under the Plan, future awards that may be granted under the Plan, the prospectus related to the Plan, the Company’s annual reports or proxy statements by electronic means or to request Grantee’s consent to participate in the Plan by electronic means, including, but not limited to, the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor system (“EDGAR”). Grantee hereby consents to receive such documents delivered electronically or to retrieve such documents furnished electronically (including on EDGAR), as applicable, and agrees to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company.
6.15    Data Privacy. Grantee agrees that all of Grantee’s information that is described or referenced in this Agreement and the Plan may be used by the Company, its affiliates and the designated broker and its affiliates to administer and manage Grantee’s participation in the Plan.
6.16    Acknowledgments of Grantee. Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, fully understands all provisions of the Plan and this Agreement and, by accepting the Grant Notice, acknowledges and agrees to all of the provisions of the Plan and this Agreement.

6.17    Complete Agreement. The Grant Notice, this Agreement, the Plan and applicable provisions (if any) contained in a written employment agreement between the Company or an Affiliate and the Grantee constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.
6.18    Waiver of Jury Trial. TO THE EXTENT EITHER PARTY INITIATES LITIGATION INVOLVING THIS AGREEMENT OR ANY ASPECT OF THE RELATIONSHIP BETWEEN US (EVEN IF OTHER PARTIES OR OTHER CLAIMS ARE INCLUDED IN SUCH LITIGATION), ALL OF THE PARTIES WAIVE THEIR RIGHT TO A TRIAL BY JURY. THIS WAIVER WILL APPLY TO ALL CAUSES OF ACTION THAT ARE OR MIGHT BE INCLUDED IN SUCH ACTION, INCLUDING CLAIMS RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT, ALLEGATIONS OF STATE OR FEDERAL STATUTORY VIOLATIONS, FRAUD, MISREPRESENTATION, OR SIMILAR CAUSES OF ACTION, AND IN CONNECTION WITH ANY LEGAL ACTION INITIATED FOR THE RECOVERY OF DAMAGES BETWEEN OR AMONG US OR BETWEEN OR AMONG ANY OF OUR OWNERS, AFFILIATES, OFFICERS, EMPLOYEES OR AGENTS.
6.19    Waiver. The Grantee acknowledges that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee.
6.20    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
6.21    Amendments and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended, altered or terminated at any time or from time to time by the Board, but no amendment, alteration or termination shall be made that would materially impair the rights of a Grantee under this Restricted Stock Unit Award Agreement without such Grantee’s consent.

ANNEX A
Grantee shall not transfer the Restricted Stock Units issued hereunder or any shares received with respect to such Restricted Stock Units except to (i) the Company; (ii) to non-U.S. persons in an offshore transaction that meets the requirements of Regulation S of the Securities Act (including the Preliminary Notes thereto) (“Regulation S”), (iii) under another applicable exemption or exclusion from the registration requirement of the Securities Act; or (iv) under an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable U.S. state securities laws and the securities laws of any other applicable jurisdiction after, in the case of transfers under items (ii) or (iii) of this Section 4.2(b), Grantee has, if requested by the Company in its discretion, furnished to the Company an opinion of counsel acceptable to the Company or other evidence satisfactory to the Company that such an exemption or exclusion is available.
Grantee hereby represents and warrants that Grantee has not in the United States engaged in, and will not engage in, any short selling of or any hedging transaction with respect to the Restricted Stock Units or any Shares received with respect thereto, including without limitation, any put, call or other option transaction, option writing or equity swap.
All certificates representing the Shares received with respect to the Restricted Stock Units issued hereunder shall, where applicable, have endorsed thereon the following legends:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. ACCORDINGLY, SUCH SECURITIES SHALL NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (I) TO BITGO HOLDINGS, INC., (II) TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION THAT MEETS THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (INCLUDING THE PRELIMINARY NOTES THERETO), (III) UNDER ANOTHER APPLICABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENT OF THE SECURITIES ACT, OR (IV) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY U.S. STATE SECURITIES LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSES (II) OR (III) OF THIS LEGEND, THE HOLDER HAS, IF REQUESTED BY BITGO HOLDINGS, INC., IN ITS DISCRETION, FURNISHED TO BITGO HOLDINGS, INC., AN OPINION OF COUNSEL ACCEPTABLE TO BITGO HOLDINGS, INC., OR OTHER EVIDENCE SATISFACTORY TO BITGO HOLDINGS, INC., THAT SUCH AN EXEMPTION OR EXCLUSION IS AVAILABLE.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

In connection with any request to remove such legends, the Company may require Grantee to deliver an opinion of counsel satisfactory to the Company that such legends are no longer required under the Securities Act and other applicable law, and any other evidence that the Company may request in its sole discretion. Without limiting the generality of the immediately preceding sentence, in connection with a request to remove such legends in connection with the resale of the Restricted Stock Units or Shares under Regulation S, the Company may require Grantee to deliver, among other things, a declaration in substantially the following form:
“The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the ‘Securities Act’), and (B) certifies that (1) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of BitGo Holdings, Inc., (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a ‘designated offshore securities market’ and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and (3) neither the seller nor any person acting on its behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of ‘washing off’ the resale restrictions imposed because the securities are ‘restricted securities’ (as that term is defined in Rule 144(a)(3) under the Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration requirements of the Securities Act. Terms used herein have the meanings given to them in Regulation S.”